[Logo of UBS Global Asset Management]

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplement to the Prospectus
dated August 28, 2007

March 12, 2008

Dear Investor:

UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund have had a policy of closing earlier on days when the Securities Industry and Financial Markets Association ("SIFMA") recommends an early close for fixed income markets on business days around certain public holidays. (The Bond Market Association ("BMA"), which had previously designated such dates, merged with another group to form SIFMA.) This policy is now being extended to UBS Select Tax-Free Institutional Fund. As a result, the following changes are made to the prospectus:

I. The last full paragraph on page 20 of the prospectus (and the first full paragraph in the right-hand column on page 25 of the prospectus) is revised by changing the last two sentences to read as follows: "A business day is any day on which the Federal Reserve Bank of New York, the New York Stock Exchange ("NYSE"), and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association ("SIFMA") are open. (Holidays are listed on Appendix A to this prospectus.)"

II. The second and third sentences in the first full paragraphs on pages 21 and 26 of the prospectus are replaced with the following: "UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. Similarly, UBS Select Tax-Free Institutional Fund will advance the final time by which orders to buy shares must be received by the transfer agent to noon (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline for redemptions for the Tax-Free Fund is noon (Eastern time).) Appendix A to this prospectus lists the SIFMA US holiday recommendations schedule for the remainder of 2007 and for 2008."

III. The first three sentences in the paragraph at the top of Appendix A are replaced with the following:

"The funds are open for business each day that the Federal Reserve Bank of New York, the New York Stock Exchange ("NYSE") and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association ("SIFMA")) are open. One or more of these will be closed on the observance of the holidays listed below. In addition, UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. Similarly, UBS Select Tax-Free Institutional Fund will advance the final time by which orders to buy shares must be received by the transfer agent to noon (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline for redemptions for the Tax-Free Fund is noon (Eastern time).)"

ZS-333

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG